Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes [Line Items]
INCOME TAXES
12.	INCOME TAXES

The Company’s provision from income taxes for interim periods is determined using its effective tax rate that arise during the period. The Company’s quarterly tax provision is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, changes in how the Company does business, and tax law developments.

The Company’s effective tax rate for the three and nine months ended September 30, 2024, and the same periods in the prior year differs from the U.S. statutory rate of 21% as a result of our U.S. losses for which no benefit will be realized, as well as state taxes and our foreign operations which are subject to tax rates that differ from those in the United States. Income tax provision was zero for the three and nine months ended September 30, 2024, and immaterial for the three and nine months ended September 30, 2023. This resulted in an effective tax rate of 0.0% for the three and nine months ended September 30, 2024, and 0.0% for the three and nine months ended September 30, 2023.

There were no material changes to the Company’s unrecognized tax benefits during the three and nine months ended September 30, 2024, and the Company does not expect to have any significant changes to unrecognized tax benefits through the end of the fiscal year.

BOLT THREADS, INC. [Member]
Income Taxes [Line Items]
INCOME TAXES

11. INCOME TAXES

The components of loss before income taxes for the years ended December 31, 2023 and 2022, are as follows (in thousands):

	2023	2022
Federal	$(56,745)	$(51,843)
Foreign	(975)	142
Total loss before taxes	$(57,720)	$(51,701)

The Company’s income tax provision was zero for the years ended December 31, 2023 and 2022, respectively. The differences between the Company’s statutory federal income tax rate and the effective tax rates are summarized as follows:

	2023	2022
Statutory federal tax rate	21.00%	21.00%
Increase (decrease) resulting from:
State taxes	6.79%	7.01%
Other items	1.25%	(0.21)%
Valuation allowance	(29.04)%	(27.80)%
Effective tax rate	0.00%	0.00%

The components of net deferred tax assets as of December 31, 2023 and 2022 consisted of the following (in thousands):

	2023	2022
Deferred income tax assets:
Net operating loss carryforwards	$89,335	$74,616
Accruals, deferrals, and reserves	1,445	3
Stock-based compensation	721	548
Fixed assets and intangibles	3,833	3,857
Lease liability	633	6,261
Credit and carry forwards	4,707	4,707
Other	861	—
Total deferred income tax assets	101,535	89,992

Deferred income tax liabilities:
ROU asset	—	(5,098)
Other	—	(124)
Total deferred income tax liabilities	—	(5,222)

Net deferred income assets before valuation allowance	$101,535	$84,770
Less: valuation allowance	(101,535)	(84,770)
Net deferred income tax assets	$—	$—

For the years ended December 31, 2023 and 2022, the Company has recognized a valuation allowance against its U.S. federal and state net deferred tax assets. The Company evaluated the realizability of its net deferred tax assets based on all available evidence, both positive and negative, which existed as of the end of calendar years 2023 and 2022. The Company’s conclusion to maintain a valuation allowance against its net deferred tax assets is based upon its ability to generate sufficient future taxable income in future periods. The Company considered the four possible sources of taxable income that are available under the tax law to realize a tax benefit for deductible temporary differences: 1. Future reversals of deferred tax liabilities; 2. Future forecasts of income; 3. Taxable income in prior carryback year(s) if carryback is permitted under the tax law; and 4. Tax planning strategies.

To the extent that the four sources of income are not sufficient to realize the deferred tax asset, the Company will recognize a valuation allowance to reduce such deferred tax asset to the amount that is more likely than not to be realized in the future. Based upon the positive and negative evidence that exists, as well as the sources of future taxable income, the Company believes it is appropriate to recognize a valuation allowance of $101.5 million against the U.S. federal and state net deferred tax asset for the year ended December 31, 2023. The increase of $16.8 million and $14.4 million in the valuation allowance in the years ended December 31, 2023 and 2022, respectively, relates primary to net operating loss, right of use assets, lease liabilities, and fixed assets.

As of December 31, 2023, the Company had federal and state NOL carryforwards of $341.0 million and $258.4 million (post apportionment), respectively, as reported on its tax returns available to reduce future taxable income, if any. If not utilized, these federal and state NOL carryforwards will begin to expire in the year ending December 31, 2030; with the federal NOLs generated after the year ended December 31, 2017 carried forward indefinitely. The Tax Reform Act of 1986 and similar California legislation impose substantial restrictions on the utilization of net operating losses and tax credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating losses and credit carryforwards may be limited as the result of such an “ownership change.” The Company conducted a Section 382 analysis on its NOLs up to 2023. As a result of the 382 analysis, while the Company experienced various ownership changes triggering the application of Section 382, the Company does not expect any of its tax attributes to expire before utilization based on the applicable Section 382 limitation.

As of December 31, 2023, the Company had federal and state R&D credit carryforwards of $3.5 million respectively, as reported on its tax returns available to reduce future taxable income, if any. If not utilized, these federal R&D credit carryforwards will begin to expire in the year ending December 31, 2032. The state R&D credit carryforwards are carried forward indefinitely.

The Company has applied an ASC 740-10 reserve of $1.6 million, respectively, via an offset to the gross deferred tax asset in connection with its R&D credits for the years ended December 31, 2023 and 2022.

The Company conducts business within the U.S. and files income tax returns with the U.S. federal jurisdiction, as well as California, Kentucky, New York, New York City, Portland, and Oregon. The 2018 through 2022 tax years remain subject to examination by U.S. federal tax authorities and the 2017 through 2022 tax years by state tax authorities. The Company is not currently under audit with either the IRS or any state or local jurisdiction, nor has it been notified of any other potential future state income tax audit. The Company’s NOL and credit carryforwards from all years may be subject to adjustment when utilized. The Company does not anticipate that any potential tax adjustment will have a significant impact on its financial position or results of operations. It is the Company’s practice to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2023, the Company had no material accrued interest and penalties related to uncertain tax positions.